                                                                  EXHIBIT 22
                              LIST OF SUBSIDIARIES
                     IMMEDIATE SUBSIDIARIES OF THE COMPANY
                                                                      PERCENTAGE
                                                       STATE OR        OF VOTING
                                                    JURISDICTION OF   SECURITIES
            NAME                                    INCORPORATION        OWNED
            ----                                    ---------------   ----------
Hilliard Oil & Gas, Inc.. . . . . . . . . .         Nevada               100%
International Offshore Services (U.K.) Ltd.         United Kingdom       100%
Java Boat Corporation . . . . . . . . . . .         Louisiana            100%
Pacific Tidewater Pty. Ltd. . . . . . . . .         Australia            100%
Pental Insurance Co. Ltd. . . . . . . . . .         Bermuda              100%
Provident Marine Ltd. . . . . . . . . . . .         Turks & Caicos Is.    50%
Seafarer Boat Corporation . . . . . . . . .         Louisiana            100%
Servicios Maritimos Ves, S.A. de R.L. . . .         Mexico                49%
Sin-Hai Offshore Co. Pte. Ltd.. . . . . . .         Singapore           97.5%
S.O.P., Inc.. . . . . . . . . . . . . . . .         Louisiana            100%
Tidewater Compression Service, Inc. . . . .         Texas                100%
Tidewater Crewing Limited . . . . . . . . .         Cayman Islands       100%
Tidewater (IOM) Limited . . . . . . . . . .         Isle of Man          100%
Tidewater Marine, Inc.. . . . . . . . . . .         Louisiana            100%
Tidewater Marine (Malaysia) Sdn. Bhd. . . .         Malaysia             100%
Tidewater Marine Service, Inc.. . . . . . .         Louisiana            100%
Tidewater Marine Service (U.K.) Ltd.. . . .         United Kingdom       100%
Tidewater Marine West Indies Limited. . . .         Bahama Islands       100%
Tidewater Nautico, Inc. . . . . . . . . . .         Panama               100%
Tidewater Services, Inc.. . . . . . . . . .         Louisiana            100%
Tidewater Venezuela, C.A. . . . . . . . . .         Venezuela            100%
Twenty Grand Marine Service, Inc. . . . . .         Louisiana            100%
Twenty Grand Offshore, Inc. . . . . . . . .         Louisiana            100%
Zapata Gulf Marine Corporation. . . . . . .         Delaware             100%

                       SUBSIDIARY OF THE COMPANY THROUGH
                              EQUIPO ZULIA, C. A.

Remolcadores y Gabarras Remigasa, S.A. . .          Venezuela           19.9%

                       SUBSIDIARY OF THE COMPANY THROUGH
                          GULF FLEET MIDDLE EAST, INC.

Gulf Fleet Abu Dhabi. . . . . . . . . . . .         United Arab
                                                    Emirates              49%

                      SUBSIDIARIES OF THE COMPANY THROUGH
                        GULF FLEET SUPPLY VESSELS, INC.

                                                                      PERCENTAGE
                                                      STATE OR        OF VOTING
                                                   JURISDICTION OF    SECURITIES
            NAME                                    INCORPORATION       OWNED
            ----                                   ---------------    ----------
Gulf Fleet Middle East, Inc.. . . . . . . .         Panama               100%
Gulf Fleet N.V. . . . . . . . . . . . . . .         Netherlands
                                                    Antilles             100%
Servicios Maritimos del Carmen, S.A. de C.V.        Mexico               100%*
Tidewater Marine Alaska, Inc. . . . . . . .         Alaska               100%
Tidewater Marine Atlantic, Inc. . . . . . .         Delaware             100%
Tidewater Marine International Pte. Ltd.. .         Singapore            100%
Zapata Gulf Crews, Inc. . . . . . . . . . .         Panama               100%
Zapata Gulf Pacific, Inc. . . . . . . . . .         Delaware             100%

                       SUBSIDIARY OF THE COMPANY THROUGH
           GULF FLEET SUPPLY VESSELS, INC. AND JAVA BOAT CORPORATION

Servicios de Abastecimientos Mexicanos,
  S. de R.L. de C.V.. . . . . . . . . . . .         Mexico               100%

                       SUBSIDIARY OF THE COMPANY THROUGH
      GULF FLEET SUPPLY VESSELS, INC., SERVICIOS MARITIMOS VES, S. DE R.L.
                           AND TIDEWATER MARINE, INC.

Servicios y Representaciones Maritimas
  Mexicanas, S.A. de C.V. . . . . . . . . .         Mexico                74%**

                       SUBSIDIARY OF THE COMPANY THROUGH
               GULF FLEET SUPPLY VESSELS, INC. AND TIDEWATER INC.

TT Boat Corporation . . . . . . . . . . . .         Louisiana            100%

                       SUBSIDIARY OF THE COMPANY THROUGH
                GULF FLEET SUPPLY VESSELS, INC., TIDEWATER INC.
                       AND ZAPATA GULF MARINE CORPORATION

Zapata Gulf Marine International Limited. .         Vanuatu              100%

                       SUBSIDIARY OF THE COMPANY THROUGH
       GULF FLEET SUPPLY VESSELS, INC. AND ZAPATA GULF MARINE CORPORATION

Zapata Gulf Marine Operators, Inc.. . . . .         Delaware             100%

                      SUBSIDIARIES OF THE COMPANY THROUGH
                           JACKSON MARINE CORPORATION
                                                                      PERCENTAGE
                                                       STATE OR       OF VOTING
                                                   JURISDICTION OF    SECURITIES
            NAME                                    INCORPORATION       OWNED
            ----                                   ---------------    ----------
Al Wasl Marine Limited. . . . . . . . . . .         United Arab
                                                    Emirates              49%
Jackson Marine, S.A.. . . . . . . . . . . .         Panama               100%
Jackson Marine Shipping Limited . . . . . .         United Kingdom       100%
Mashhor Marine Sdn. Bhd.. . . . . . . . . .         Brunei                70%
The National Marine Services Company. . . .         United Arab
                                                    Emirates              40%

                      SUBSIDIARIES OF THE COMPANY THROUGH
                         PACIFIC TIDEWATER PTY. LIMITED

Tidewater Chartering Pty. Ltd.. . . . . . .         Australia             50%
Tidewater Port Jackson Marine Pty. Ltd. . .         Australia             50%

                       SUBSIDIARY OF THE COMPANY THROUGH
                         SIN-HAI OFFSHORE CO. PTE. LTD.

Zhong Chang Offshore Marine                         People's Republic
  Service Co. Ltd.. . . . . . . . . . . . .         of China              50%


                      SUBSIDIARIES OF THE COMPANY THROUGH
                             TIDEWATER CARIBE, C.A.

Equipo Mara, C.A. . . . . . . . . . . . . .         Venezuela           19.9%
Tidewater Marine Service, C.A.. . . . . . .         Venezuela            100%

                       SUBSIDIARY OF THE COMPANY THROUGH
               TIDEWATER INC. AND ZAPATA GULF MARINE CORPORATION

Jackson Marine Corporation. . . . . . . . .         Delaware             100%

                       SUBSIDIARY OF THE COMPANY THROUGH
             TIDEWATER INC. AND ZAPATA GULF MARINE OPERATORS, INC.

Compania Maritima de Magallanes Limitada. .         Chile                100%

                      SUBSIDIARIES OF THE COMPANY THROUGH
                             TIDEWATER MARINE, INC.
                                                                      PERCENTAGE
                                                      STATE OR        OF VOTING
                                                   JURISDICTION OF    SECURITIES
            NAME                                    INCORPORATION       OWNED
            ----                                   ---------------    ----------
Pan-Marine do Brasil Transportes Ltda.. . .         Brazil               100%
Pan-Marine International, Inc.. . . . . . .         Cayman Islands       100%
Tidewater Marine International, Inc.. . . .         Panama               100%
Tidewater Marine Western, Inc.. . . . . . .         Texas                100%
Tidex (Malaysia) Sdn. Bhd.. . . . . . . . .         Malaysia             100%
Tidex Nigeria Limited . . . . . . . . . . .         Nigeria               60%
Tidex Private Limited . . . . . . . . . . .         Singapore            100%

                       SUBSIDIARY OF THE COMPANY THROUGH
                         TIDEWATER MARINE ALASKA, INC.

Offshore Fleet International Incorporated .         Panama               100%

                       SUBSIDIARY OF THE COMPANY THROUGH
                      TIDEWATER MARINE INTERNATIONAL, INC.

Tidex/OTS Nigeria Limited (unincorporated).         Nigeria               50%


                       SUBSIDIARY OF THE COMPANY THROUGH
                         TIDEWATER MARINE SERVICE, C.A.

Equipo Zulia, C.A.. . . . . . . . . . . . .         Venezuela            100%

                      SUBSIDIARIES OF THE COMPANY THROUGH
                         TIDEWATER MARINE (UK) LIMITED

Offshore Marine Limited . . . . . . . . . .         United Kingdom       100%
Zapata Services (U.K.) Limited. . . . . . .         United Kingdom       100%

                      SUBSIDIARIES OF THE COMPANY THROUGH
                            TIDEWATER NAUTICO, INC.

Asie Zapata Marine Service Sdn. Bhd.  . . .         Malaysia              49%
Zapata Marine Service (Nigeria) Limited . .         Nigeria              100%
Zapata Offshore Marine Service Inc.   . . .         Liberia               50%

                      SUBSIDIARIES OF THE COMPANY THROUGH
                    TIDEWATER PORT JACKSON MARINE PTY. LTD.
                                                                      PERCENTAGE
                                                       STATE OR       OF VOTING
                                                   JURISDICTION OF    SECURITIES
            NAME                                    INCORPORATION       OWNED
            ----                                   ---------------    ----------
Nuigini Energy Services (unincorporated). .         New Guinea            50%
Torrens Ship Builders Pty. Ltd. . . . . . .         Australia             50%
TPJM Nominees Limited . . . . . . . . . . .         Vanuatu               50%

                       SUBSIDIARY OF THE COMPANY THROUGH
                           TIDEWATER VENEZUELA, C.A.

Tidewater Caribe, C.A.. . . . . . . . . . .         Venezuela            100%

                      SUBSIDIARIES OF THE COMPANY THROUGH
                         ZAPATA GULF MARINE CORPORATION

Gulf Fleet Supply Vessels, Inc. . . . . . .         Louisiana            100%
Marine Transportation Services Sea-Barge
  Group, Inc. . . . . . . . . . . . . . . .         Delaware              60%
Quality Shipyards, Inc. . . . . . . . . . .         Louisiana            100%
Southern Ocean Services Pte. Ltd. . . . . .         Singapore            100%
Tidewater Marine (UK) Limited . . . . . . .         United Kingdom       100%

                       SUBSIDIARIES OF THE COMPANY THROUGH
                    ZAPATA GULF MARINE INTERNATIONAL LIMITED

Lamnalco-Tidewater Marine Service Limited           Vanuatu               50%
Maritide Offshore Oil Services
  Company S.A.E.. . . . . . . . . . . . . .         Egypt                 49%
Zapata Gulf Indonesia Limited . . . . . . .         Vanuatu               80%

                      SUBSIDIARIES OF THE COMPANY THROUGH
                       ZAPATA GULF MARINE OPERATORS, INC.

Antilles Marine Service Limited . . . . . .         Trinidad & Tobago     50%
Zapata Servicos Maritimos Ltda. . . . . . .         Brazil               100%***

                       SUBSIDIARY OF THE COMPANY THROUGH
                      ZAPATA OFFSHORE MARINE SERVICE INC.
                                                                      PERCENTAGE
                                                       STATE OR       OF VOTING
                                                    JURISDICTION OF   SECURITIES
            NAME                                    INCORPORATION       OWNED
            ----                                    ---------------   ----------
Shanghai Zapata Houlder Marine Service              People's Republic
  Corp. Ltd.. . . . . . . . . . . . . . . .         of China              50%

* Includes Servicios y Representaciones Maritimas Mexicanas, S.A. de C.V.'s ownership of 48% of the capital stock and the incorporators 3% ownership.

** Includes Tidewater Marine, Inc.'s (Zapata Gulf Marine Service Corporation's) ownership of 1% of the capital stock.

*** Includes Zapata Gulf Marine Corporation's ownership of 15% of the capital stock and Gulf Fleet Supply Vessels, Inc.'s ownership of 3% of the capital stock.
                                      -6-